UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2015

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On September 8, 2015, EXCO Resources, Inc. (the “Company”) closed the transactions contemplated by its previously announced Services and Investment Agreement, dated March 31, 2015, by and between the Company and Energy Strategic Advisory Services LLC (“ESAS”), a wholly owned subsidiary of Bluescape Resources Company LLC (“Bluescape”), which is filed as Exhibit 10.1 to the Company’s Amendment Number 1 to the Current Report on Form 8-K/A filed with the Securities and Exchange Commission (“Commission”) on May 26, 2015, as amended by that certain Acknowledgment of Amendment, dated as of May 26, 2015, by and between the Company and ESAS, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on June 1, 2015 and as amended on the closing date as described below (as so amended and as amended by the Amendment, the “Services and Investment Agreement”).

Simultaneous with the closing of the transactions contemplated by the Services and Investment Agreement, the Company entered into an amendment to the Services and Investment Agreement (the “Amendment”) with ESAS. The Amendment (i) reduces the amount of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (based on the purchase price thereof) that ESAS and its affiliates are required to own on the first anniversary of closing of the Services and Investment Agreement, subject to certain extensions and exceptions, from $50,000,000 to $23,500,000 and (ii) requires open market purchases by ESAS and its affiliates to be made pursuant to a Rule 10b5-1 plan that, subject to compliance with the limitations and restrictions under applicable laws, the Services and Investment Agreement and the Company’s insider trading policies, includes a minimum weekly purchase requirement of 10% of the average weekly trading volume reported for the Common Stock during the four calendar weeks preceding the week in which purchases are effected. Subject to compliance with applicable law, ESAS will cause the initial Rule 10b5-1 plan to have an effective date of no later than two weeks after the first day of ESAS’s next open trading window period pursuant to the Company’s insider trading policies.

The foregoing description of the Services and Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the original Services and Investment Agreement, which is filed as Exhibit 10.1 to the Company’s Amendment No. 1 to Current Report on Form 8-K filed with the Commission on May 26, 2015 and is incorporated by reference herein, as amended by that certain Acknowledgment of Amendment, dated as of May 26, 2015, by and between the Company and ESAS, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on June 1, 2015 and is incorporated by reference herein, as further amended by the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Services and Investment Agreement, at the closing, the Company appointed C. John Wilder, Executive Chairman of Bluescape, as a member of the Company’s board of directors (the “Board”) and appointed Mr. Wilder as the Executive Chairman of the Board, replacing Jeffrey D. Benjamin, who has served as non-executive Chairman. Mr. Benjamin will continue to serve as a member of the Board, and Mr. Wilder will serve as a member of the Board, until the Company’s 2016 Annual Meeting of Shareholders. Additionally, the Company entered into a Nomination Letter Agreement (the “Nomination Letter Agreement”), dated as of September 8, 2015, by and between the Company and ESAS, pursuant to which the Company granted ESAS the right to nominate a director, which will be Mr. Wilder, to the Company’s Board during the term of the Services and Investment Agreement, subject to the provisions contained therein. The Nomination Letter Agreement, unless earlier terminated or extended, will continue until September 8, 2019. Mr. Wilder has not been appointed to serve on any committee of the Board at this time.

Under the terms of the Services and Investment Agreement, the Company agreed to pay ESAS a monthly fee of $300,000 and an annual incentive payment of between zero and $2.4 million, based on the per share price of the Common Stock achieving certain performance hurdles compared to a peer group, in exchange for ESAS providing certain consulting services to the Company. The Services and Investment Agreement also obligates ESAS and its affiliates to purchase at least $13.5 million of Common Stock through open market purchases during the one-year period following the closing, subject to certain extensions and exceptions, pursuant to a Rule 10b5-1 plan that, subject to compliance with the limitations and restrictions under applicable laws, the Services and Investment Agreement and the Company’s insider trading policies, includes a minimum weekly purchase requirement of 10% of the average weekly trading volume reported for the Common Stock during the four calendar weeks preceding the week in which purchases are effected. Subject to compliance with applicable law, ESAS will cause the initial Rule 10b5-1 plan to have an effective date of no later than two weeks after the first day of ESAS’s next open trading window period pursuant to the Company’s insider trading policies. As an additional performance incentive under the Services and Investment Agreement, on March 31, 2015, the Company issued ESAS warrants in four tranches to purchase an aggregate of 80.0 million of Common Stock at exercise prices ranging from $2.75 per share to $10.00 per share. Additionally, pursuant to the Services and Investment Agreement, on September 8, 2015, the Company issued and sold 5,882,353 of shares of Common Stock to ESAS for aggregate gross proceeds of $10.0 million.

Other than the transactions contemplated by the Services and Investment Agreement and the Nomination Letter Agreement, there are (i) no arrangements or understandings between Mr. Wilder and any other persons pursuant to which he was selected as a director and (ii) no transactions between the Company and Mr. Wilder or his immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

The foregoing description of the Services and Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the original Services and Investment Agreement, which is filed as Exhibit 10.1 to the Company’s Amendment No. 1 to Current Report on Form 8-K filed with the Commission on May 26, 2015 and is incorporated by reference herein, as amended by that certain Acknowledgment of Amendment, dated as of May 26, 2015, by and between the Company and ESAS, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on June 1, 2015 and is incorporated by reference herein, as further amended by the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein. The foregoing description of the Nomination Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Nomination Letter Agreement, which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of the transactions contemplated by the Services and Investment Agreement, on September 8, 2015, the Company amended and restated its Second Amended and Restated Bylaws (as amended and restated, the “Third Amended and Restated Bylaws”). The Company adopted the Third Amended and Restated Bylaws to (i) establish the position of Executive Chairman of the Board (“Executive Chairman”), (ii) conform to terminology used in the Texas Business Organizations Code (“TBOC”) and (iii) clarify and modernize certain language therein as described below. The Third Amended and Restated Bylaws effect the following substantive amendments:

•	Article II, Sections 2.1, 2.4 and 2.9 were amended to incorporate TBOC provisions related to (i) the holding of meetings of shareholders by remote communication and the content of related notices, (ii) the electronic transmission of notices of meetings of shareholders and (iii) the electronic transmission of proxies.

•	The following sections were amended to replace references to (i) the “Texas Business Corporation Act” (the “TBCA”) and/or the “Texas Miscellaneous Corporation Laws Act” with references to the “Texas Business Organizations Code”: Article II, Section 2.12; Article VI, Section 6.1; and Article VII, Section 7.1.

•	The following sections were amended to replace references to the “Articles of Incorporation” with references to the “Certificate of Formation”: Article II, Sections 2.7, 2.8, 2.9 and 2.12; Article III, Sections 3.2, 3.9, 3.13 and 3.15; Article IV, Sections 4.1 and 4.2; and Article VIII, Sections 8.1, 8.6 and 8.7.

•	Article II, Section 2.3 was amended to conform the language describing the business that may be conducted at special meetings to the language in TBOC and to provide that the Executive Chairman or the Chairman of the Board may call special meetings of the shareholders. The Company’s previous bylaws provided that only the Chairman of the Board could call special meetings of the shareholders.

•	Article II, Section 2.6 was amended to provide that (i) a list of shareholders be prepared not later than the 11th day before the date of each meeting of shareholders, (ii) a list of shareholders may be kept on an electronic network instead of at the Company’s offices if access to the list is provided with the notice of the meeting and (iii) in the case of a meeting held remotely, a shareholder list must be available on an electronic network and access to the list must be provided with the notice of the meeting. The Company’s previous bylaws provided that a shareholder list be prepared at least 10 days before each meeting of shareholders pursuant to the TBCA.

•	Article II, Section 2.7 was amended to clarify that abstentions and broker non-votes will be counted for purposes of declaring a quorum at a meeting of shareholders.

•	Article II, Section 2.11(a) was amended to provide that the Executive Chairman or the Chairman of the Board, or such other officer designated by the Board, will call meetings of the shareholders to order and act as presiding officer over such meetings. The Company’s previous bylaws provided that the Chairman of the Board or such other officer designated by the Board would call meetings of the shareholders to order and act as presiding officer over such meetings.

•	Article III, Section 3.7 was amended to provide that special meetings of the Board may be called by the Executive Chairman, the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President or a majority of the Board. The Company’s previous bylaws provided that only the Chairman of the Board, the President or a majority of the Board could call special meetings of the Board.

•	Article III, Section 3.10 was amended to provide that the Executive Chairman or the Chairman of the Board, as applicable, will preside over meetings of the Board, or if the Executive Chairman or the Chairman of the Board, as applicable, is absent or unable to act, then a chairman chosen by the Board will preside over meetings of the Board. The Company’s previous bylaws provided that the Chairman of the Board would preside over meetings of the Board, unless he was absent or unable to act, in which case a chairman chosen by the Board would preside over meetings of the Board.

•

Article III, Section 3.16 was added to establish the position of Executive Chairman and provide that a member of the Board may be annually elected by the Board as Executive Chairman and that the Board may fill any vacancy in the Executive Chairman position with a member of the Board at such time and in such manner as it may determine. Article III, Section 3.16 also provides that the Executive Chairman shall not be an officer, executive or employee of the Company and that a director serving as Executive Chairman may be removed at any time by the affirmative vote of the Board. Article III, Section 3.16 prohibits the Board and the Company from electing a Chairman of the Board while there is an Executive Chairman in office.

•	Article V, Section 5.1 was amended to clarify that the ability of the Board to elect a Chairman of the Board is subject to the provisions of Article III, Section 3.16 that limit the Board’s ability to appoint a Chairman of the Board for so long as an Executive Chairman is in office. Article V, Section 5.1 was also amended to clarify that the Board may appoint a Chief Operating Officer.

•	Article VIII, Section 8.6 was amended to provide that meetings of the Board may be held electronically, including by videoconference or by Internet.

The foregoing description of the Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Third Amended and Restated Bylaws, which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Additionally, although not required to be disclosed herein as a result of previous disclosure in the Company’s definitive proxy statement filed on June 11, 2015 with the Commission in connection with the Company’s 2015 Annual Meeting of Shareholders (the “Proxy Statement”), the Company filed with the Secretary of State of the State of Texas the Company’s Amended and Restated Certificate of Formation (the “Amended and Restated Certificate”), which became effective on August 28, 2015. The Company adopted the Amended and Restated Certificate to (i) increase the authorized number of shares of Common Stock from 350,000,000 to 780,000,000, (ii) renounce on behalf of the Company any interest or expectancy of the Company in, or in being offered an opportunity to participate in, certain business opportunities by the members of the Board (the “Opportunity Waiver”) pursuant to Section 2.101(21) of the TBOC, and (iii) conform to terminology used in the TBOC.

Pursuant to that certain letter agreement to The Vanguard Group (the “Letter Agreement”), the Company agreed that at its next special or annual meeting of shareholders, the Company would submit and recommend to its shareholders an amendment to the Amended and Restated Certificate that would limit the application of the Opportunity Waiver solely to C. John Wilder, Executive Chairman of Bluescape, instead of the entire Board.

The foregoing descriptions of the Amended and Restated Certificate and Letter Agreement do not purport to be complete and are qualified in their entirety by reference to the Proxy Statement, the Amended and Restated Certificate, which is filed as Exhibit 3.2 hereto and is incorporated by reference herein, and the Letter Agreement, which is filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on August 19, 2015 and is incorporated by reference herein.

Section 8 - Other Events

Item 8.01.	Other Events.

On September 9, 2015, the Company issued a press release announcing the closing of the transactions discussed in Item 1.01. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Third Amended and Restated Bylaws of EXCO Resources, Inc.

3.2	Amended and Restated Certificate of Formation of EXCO Resources, Inc.

10.1	Amendment No. 2 to Services and Investment Agreement, dated as of September 8, 2015, by and between EXCO Resources, Inc. and Energy Strategic Advisory Services LLC.

10.2	Nomination Letter Agreement, dated as of September 8, 2015, by and between EXCO Resources, Inc. and Energy Strategic Advisory Services LLC.

99.1	Press release, dated September 9, 2015, issued by EXCO Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: September 9, 2015	By:	/s/ William L. Boeing
	Name:	William L. Boeing
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Third Amended and Restated Bylaws of EXCO Resources, Inc.

3.2	Amended and Restated Certificate of Formation of EXCO Resources, Inc.

10.1	Amendment No. 2 to Services and Investment Agreement, dated as of September 8, 2015, by and between EXCO Resources, Inc. and Energy Strategic Advisory Services LLC.

10.2	Nomination Letter Agreement, dated as of September 8, 2015, by and between EXCO Resources, Inc. and Energy Strategic Advisory Services LLC.

99.1	Press release, dated September 9, 2015, issued by EXCO Resources, Inc.